Exhibit 99.1


[FINANCIAL RELATIONS BOARD LOGO]        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119
FOR FURTHER INFORMATION:

AT THE COMPANY:                AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                Diane Hettwer                   Tim Grace
Chief Financial Officer        Analyst Inquiries               Media Inquiries
(212) 692-7200                 (312) 640-6760                  (312) 640-6667

FOR IMMEDIATE RELEASE
Thursday, October 28, 2004

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                         THIRD QUARTER OPERATING RESULTS


New York, NY - October 28, 2004 - Lexington Corporate Properties Trust (NYSE:LXP) ("Lexington"), a real estate investment trust, today announced results for its third quarter ended September 30, 2004.

Quarterly Highlights

- Closed on 10 investments for an aggregate capitalized cost of $257.5 million, including $161.0 million in joint ventures;
- Obtained $79.2 million in new non-recourse first mortgage financings at a weighted-average fixed rate of 5.21%, including $58.9 million at a weighted-average fixed rate of 5.16% for joint ventures;
-    Signed three lease extensions on portfolio properties; and
-    Sold two properties for net proceeds of $13.7 million.

Quarterly Results

Funds from operations ("FFO") were $23.6 million, or $0.44 per diluted share/unit, for the third quarter of 2004, after a non-cash impairment charge of $0.6 million ($0.01 per diluted share/unit) relating to three properties and a $0.5 million ($0.01 per diluted share/unit) expense relating to the departure of a senior executive, compared to $18.3 million, or $0.45 per diluted share/unit, for the third quarter of 2003.

Rental revenue for the quarter totaled $35.7 million, compared to $27.4 million for the same period last year. Net income allocable to common shareholders for the third quarter of 2004 was $9.6 million, which includes $0.6 million of impairment charges relating to three properties and $0.5 million in expenses relating to the departure of a senior executive, compared to $8.4 million for the same period last year.


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Nine Month Results

For the nine months ended September 30, 2004, FFO were $65.1 million, or $1.26 per diluted share/unit, compared to $44.8 million, after $7.7 million of debt satisfaction charges ($0.20 per diluted share/unit), or $1.18 per diluted share/unit, for the same period last year.

Rental revenue for the nine months ended September 30, 2004 totaled $101.6 million, compared to $78.9 million for the same period last year. Net income allocable to common shareholders for the nine months ended September 30, 2004 was $33.0 million, which includes $4.1 million of gains on sales of four properties, $2.8 million of impairment charges relating to three properties, and $0.5 million in expenses relating to the departure of a senior executive, compared to $19.4 million, which included $7.7 million of debt satisfaction charges and $1.1 million of gains on sales of three properties, for the same period last year.


Quarterly Dividends Declared

Lexington declared a common dividend of $0.35 per share, payable on November 15, 2004 to common shareholders of record on October 29, 2004. Lexington also declared a dividend on its Series B Cumulative Redeemable Preferred Shares of $0.503125 per preferred share, payable on November 15, 2004 to preferred shareholders of record on October 29, 2004.

Conference Call

Management will discuss the financial results on a conference call today at 2:00p.m. Eastern Time. The toll-free dial in number is 800-218-0204. The replay of the call will be available through November 4, 2004. The toll-free telephone number for the replay is 800-405-2236, passcode 11009845. The international number is 303-262-2131 and a replay can be accessed via 303-590-3000, passcode 11009845. The conference call can also be accessed on the internet at www.lxp.com. A supplemental reporting package can be accessed in the Company Profile section at www.lxp.com.

Comments From Management

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer, said, "This was a great quarter for Lexington. Before the impairment charge, funds from operations per diluted share/unit would have been the same as in the third quarter last year even though our cash position increased by $94 million over the last twelve months and quarterly revenue was impacted by the loss of $717,000 of rental revenue due to two vacancies. During the quarter, Lexington continued to implement a growth-oriented business plan by making new investments totaling $257.5 million. Year-to-date, Lexington has invested $137.4 million of capital in $673.1 million of property investments. These investments, together with others scheduled to close this quarter, are expected to lead to funds from operations of $0.45-$0.47 per diluted share/unit in the fourth quarter and $1.76 -$1.78 of funds from operations per diluted share/unit for 2004, before the $0.05 per diluted share/unit in impairment charges. We continue to believe that Lexington is well-positioned to deliver growth in funds from operations per diluted share/unit of 8-10% in 2005."



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Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Wednesday, October 27, 2004, at $22.54 per share. Lexington pays an annualized dividend of $1.40 per share. Additional information about
Lexington is available at www.lxp.com


Financial Tables Follow
-----------------------

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, (vi) changes in accessibility of debt and equity capital markets, and (vii) those other factors and risks detailed in Lexington's periodic filings with the Securities and Exchange Commission. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)


                                                                    Three Months Ended        Nine Months Ended
                                                                      September 30,             September 30,
                                                                2004              2003       2004         2003
                                                                ----              ----       ----         ----
Gross revenues:
    Rental                                                      $  35,662    $  27,409    $ 101,605    $  78,926
    Advisory fees                                                   1,448          184        3,174          690
    Tenant reimbursements                                           1,396        1,106        4,270        3,439
                                                                ---------    ---------    ---------    ---------
               Total gross revenues                                38,506       28,699      109,049       83,055


Expense applicable to revenues:
    Depreciation and amortization                                 (11,198)      (7,093)     (28,264)     (20,203)
    Property operating                                             (2,999)      (2,193)      (8,076)      (6,037)
General and administrative                                         (3,969)      (2,617)      (9,990)      (7,291)
Non-operating income                                                1,815          789        2,586        1,303
Interest and amortization expense                                 (12,578)      (8,314)     (34,254)     (27,425)
Debt satisfaction charges                                            --           --           --         (7,685)
                                                                ---------    ---------    ---------    ---------

 Income before provision for income taxes, minority interests
       and equity in earnings of joint ventures                     9,577        9,271       31,051       15,717
Provision for income taxes                                           (243)        --         (1,497)        --
Minority interests                                                   (766)      (1,512)      (2,985)      (2,390)
Equity in earnings of joint ventures                                1,862        1,414        5,383        4,156
                                                                ---------    ---------    ---------    ---------
Income from continuing operations                                  10,430        9,173       31,952       17,483
                                                                ---------    ---------    ---------    ---------

Discontinued operations, net of minority interest:
    Income from discontinued operations                             1,295          789        4,516        2,582
    Impairment charge                                                (562)        --         (2,775)        --
    Gains on sales of properties                                     --           --          4,065        1,143
                                                                ---------    ---------    ---------    ---------
    Total discontinued operations                                     733          789        5,806        3,725
                                                                ---------    ---------    ---------    ---------
Net income                                                         11,163        9,962       37,758       21,208
Dividends attributable to preferred shares - Series B              (1,590)      (1,590)      (4,770)      (1,802)
                                                                ---------    ---------    ---------    ---------
Net income allocable to common shareholders                     $   9,573    $   8,372    $  32,988    $  19,406
    Depreciation and amortization                                  11,014        7,109       27,874       20,330
    Minority interests-OP Units                                       771        1,603        2,880        2,704
    Amortization of leasing commissions                               184          206          549          606
    Joint venture adjustment-depreciation                           2,029          978        4,902        2,867
    Gains on sales of properties                                     --           --         (4,065)      (1,143)
                                                                ---------    ---------    ---------    ---------
Funds from operations(2)                                        $  23,571    $  18,268    $  65,128    $  44,770
                                                                =========    =========    =========    =========

Rent below GAAP revenue(1)                                      $   1,111    $     868    $   2,860    $   3,018
                                                                =========    =========    =========    =========

Per share/unit
    Basic net income                                            $    0.20    $    0.24    $    0.72    $    0.60
    Diluted net income                                          $    0.19    $    0.24    $    0.71    $    0.58
    Funds from operations(2)-basic                              $    0.44    $    0.46    $    1.27    $    1.18
    Funds from operations(2)-diluted                            $    0.44    $    0.45    $    1.26    $    1.18



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES


                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)


                                                                                             9/30/04                   12/31/03

Real estate, at cost                                                               $        1,335,650            $        1,162,395
Accumulated depreciation                                                                     (180,660)                     (160,623)
Investment in joint ventures                                                                  123,574                        69,225
Properties held for sale - discontinued operations                                             39,327                        36,478
Intangible assets, net                                                                         27,464                        14,736
Cash and cash equivalents                                                                     106,123                        15,923
Deferred expenses, net                                                                          9,232                        10,013
Accounts receivable                                                                               136                             -
Rent receivable - deferred                                                                     25,313                        24,069
Other assets                                                                                   44,057                        35,195
                                                                                      ---------------               ---------------
                                                                                   $        1,530,216            $        1,207,411
                                                                                      ===============               ===============

Mortgages and notes payable                                                        $          725,845            $          551,385
Other liabilities                                                                              16,282                        10,667
Prepaid rent                                                                                    5,508                         2,482
Minority interests                                                                             58,538                        59,220
Shareholders' equity                                                                          724,043                       583,657
                                                                                      ---------------               ---------------
                                                                                   $        1,530,216            $        1,207,411
                                                                                      ===============               ===============

Common shares                                                                              48,464,996                    40,682,001
Preferred shares-Series B                                                                   3,160,000                     3,160,000
Operating partnership units                                                                 5,328,858                     5,430,454
                                                                                      ---------------               ---------------
                                                                                           56,953,854                    49,272,455
                                                                                      ===============               ===============


1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.
2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                 Three Months Ended             Nine Months Ended
                                                                    September 30,                 September 30,
                                                             2004               2003           2004            2003
                                                             ----               ----           ----            ----

Earning Per Share
-----------------

Basic
Income from continuing operations                          $     10,430    $      9,173    $     31,952    $     17,483
Less preferred dividends                                         (1,590)         (1,590)         (4,770)         (1,802)
                                                           ------------    ------------    ------------    ------------
Income allocable to common shareholders from
continuing operations - basic                                     8,840           7,583          27,182          15,681
Total income from discontinued operations - basic                   733             789           5,806           3,725
                                                           ------------    ------------    ------------    ------------
Net income allocable to common shareholders                $      9,573    $      8,372    $     32,988    $     19,406
                                                           ============    ============    ============    ============

Weighted average number of common shares outstanding         47,901,818      34,780,279      46,033,992      32,579,011
                                                           ============    ============    ============    ============
Per share data:
Income from continuing operations                          $       0.18    $       0.22    $       0.59    $       0.48
Income from discontinued operations                                0.02            0.02            0.13            0.12
                                                           ------------    ------------    ------------    ------------
Net income                                                 $       0.20    $       0.24    $       0.72    $       0.60
                                                           ============    ============    ============    ============

Diluted
Income allocable to common shareholders from
continuing operations-basic                                $      8,840    $      7,583    $     27,182    $     15,681
Adjustments:
  Incremental earnings attributed to assumed
    conversion of dilutive securities                               761            --             2,980           2,390
                                                           ------------    ------------    ------------    ------------
Income allocable to common shareholders from
   continuing operations-diluted                                  9,601           7,583          30,162          18,071
Total income from discontinued operations - diluted                 744             789           6,397           4,151
                                                           ------------    ------------    ------------    ------------
Net income allocable to common shares - diluted            $     10,345    $      8,372    $     36,559    $     22,222
                                                           ============    ============    ============    ============

Weighted average number of shares used in calculation
  of basic earnings per share                                47,901,818      34,780,279      46,033,992      32,579,011
  Add incremental shares representing:
    Shares issuable upon exercises of employee share
      options                                                   118,533         193,151         129,695         188,988
    Shares issuable upon conversion of dilutive securities    5,329,395            --         5,357,968       5,221,564
                                                           ------------    ------------    ------------    ------------
Weighted average number of shares used in calculation of
  diluted earnings per common share                          53,349,746      34,973,430      51,521,655      37,989,563
                                                           ============    ============    ============    ============
Per share data:
Income from continuing operations - diluted                $       0.18    $       0.22    $       0.59    $       0.47
Income from discontinued operations - diluted                      0.01            0.02            0.12            0.11
                                                           ------------    ------------    ------------    ------------
Net income - diluted                                       $       0.19    $       0.24    $       0.71    $       0.58
                                                           ============    ============    ============    ============



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)


                                                                Three Months Ended           Nine Months Ended
                                                                  September 30,                 September 30,
                                                             2004             2003          2004             2003
                                                             ----             ----          ----             ----

Funds From Operations
---------------------

Basic and Diluted
-----------------
Net income allocable to common shareholders - basic       $      9,573   $      8,372   $     32,988    $     19,406
Adjustments:
Depreciation and amortization                                   11,014          7,109         27,874          20,330
Minority interests-OP Units                                        771          1,603          2,880           2,704
Amortization of leasing commissions                                184            206            549             606
Joint venture adjustment-depreciation                            2,029            978          4,902           2,867
Gains on sale of properties                                       --             --           (4,065)         (1,143)
                                                          ------------   ------------   ------------    ------------
Funds from operations                                     $     23,571   $     18,268   $     65,128    $     44,770
                                                          ============   ============   ============    ============

Basic
-----
Weighted average shares outstanding-basic EPS               47,901,818     34,780,279     46,033,992      32,579,011
Operating partnership units                                  5,329,395      5,202,975      5,357,968       5,221,564
                                                          ------------   ------------   ------------    ------------
Weighted average shares outstanding-basic FFO               53,231,213     39,983,254     51,391,960      37,800,575
                                                          ============   ============   ============    ============
                                          FFO per share   $       0.44   $       0.46   $       1.27    $       1.18
                                                          ============   ============   ============    ============
Diluted
-------
Weighted average shares outstanding-diluted EPS             53,349,746     34,973,430     51,521,655      37,989,563
Operating partnership units                                       --        5,202,975           --              --
                                                          ------------   ------------   ------------    ------------
Weighted average shares outstanding-diluted FFO             53,349,746     40,176,405     51,521,655      37,989,563
                                                          ============   ============   ============    ============
                                          FFO per share   $       0.44   $       0.45   $       1.26    $       1.18
                                                          ============   ============   ============    ============



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